Exhibit 99.1

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Third Quarter 2004

Financial Results

Investor Conference Call

November 4, 2004

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Forward Looking Statements

This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements should be considered as estimates only and actual results may ultimately differ from these estimates.  Except to the extent required by applicable securities laws, CB Richard Ellis undertakes no obligation to update or publicly revise any of the forward-lookingstatements that you may hear today. Please refer to our annual report on Form 10-K and our quarterly reports on Form 10-Q, which are filed with the SEC and available at the SEC’s website (http://www.sec.gov), for a full discussion of the risks and otherfactors, that may impact any estimates that you may hear today.  This is a public call and our responses to questions must be limited to information that is acceptable for dissemination within the public domain.  In addition, we may make certainstatements during the course of this presentation which include references to “non-GAAP financial measures,” as defined by SEC regulations.  As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are available in the third quarter earnings press release.

Conference Call Participants

Ray Wirta – Chief Executive Officer

Brett White - President

Ken Kay – Senior Executive Vice President and Chief Financial Officer

Shelley Young – Director of Investor Relations

Q3 2004 Performance: Overview

•                  Revenue totaled $575.0 million, 36% higher than the prior year quarter(1), with organic revenue growth of 24%

•                  8th straight quarter of double-digit year over year organic revenue gains

•                  Net income totaled $11.9 million, as compared to a net loss of $28.4 million for the same quarter last year

•                  Excluding one-time items, net income for the quarter was $29.7 million, as compared to $2.3 million for the same quarter last year(1)

•                  One-time items include the following:

After-tax adjustments ($ millions)	2004	2003

Amortization expense related to Insignia net revenue backlog	1.7	19.2

Merger-related charges and integration costs	4.9	11.5

Costs of extinguishment of debt related to the IPO	11.0	—

IPO-related compensation expense	.2	—

Total one-time items	17.8	30.7

(1).                               Prior year quarter does not include the results of Insignia prior to the 7/23/03 acquisition date. Net income was adjusted for one time items of $17.8 million ($26.6 million before tax) and $30.7 million ($50.9 million before tax) for the quarters ending 9/30/2004 and 9/30/2003, respectively.

•                  GAAP EPS of $0.16 vs. Adjusted EPS of $0.40(1)

•                  Operating income totaled $44.7 million, $67.4 million higher than the same quarter last year(2),

•                  Operating Income, excluding merger-related charges, integration costs and IPO related compensation expense, totaled $54.2 million for 2004 as compared to $28.2 million for 2003, an improvement of 92%

•                  EBITDA totaled $61.8 million, 199% higher than the same quarter last year(2)

•                  EBITDA was negatively impacted by one-time merger-related charges and integration costs of $7.0 million in 2004 and $19.9 million in 2003

(1).                               All EPS information is based upon diluted shares.

(2).                               Prior year quarter does not include the results of Insignia prior to the 7/23/2003 acquisition date.

Q3 Financial Results

		2003
				Incl.
($ in millions)	2004	Reported(1)	% Change	Insignia(2)	% Change
Revenue	575.0	423.4	36	462.0	24

Cost of Services	300.7	207.8	45	230.1	31
Operating, Admin. & Other	213.2	180.7	18	201.4	6
Depreciation & Amortization	12.4	41.1	-70	42.2	-71
Merger-Related Costs	4.0	16.5	-76	16.5	-76

Operating Income/loss	44.7	-22.7	n/a	-28.2	n/a

One Time Costs:
Merger-Related Costs	4.0	16.5	-76	16.5	-76
Integration Costs	3.0	3.4	-12	3.4	-12
IPO-Related Compensation Expense	—	—	—	—	—
Backlog Amortization	2.5	31.0	-92	31.0	-92

Operating Income, excluding One Time Costs	54.2	28.2	92	22.7	139

(1).                               Includes reported results of Insignia’s commercial operations which were purchased on 7/23/03.

(2).                               Includes reported results of Insignia’s commercial operations prior to the acquisition on 7/23/03.  The financial information including Insignia is presented for informational purposes only and does not purport to represent what CB Richard Ellis’ results of operations or financial position would have been had the Insignia acquisition in fact occurred prior to 7/23/2003.

Year-to-date Financial Results

		2003
				Incl.
($ in millions)	2004	Reported(1)	% Change	Insignia(2)	% Change
Revenue	1,566.9	1,008.8	55	1,327.6	18

Cost of Services	797.5	484.5	65	657.2	21
Operating, Admin. & Other	643.0	444.3	45	592.7	8
Depreciation & Amortization	40.0	53.5	-25	62.9	-36
Merger-Related Costs	25.6	19.8	29	19.8	29

Operating Income/loss	60.8	6.7	807	-5.0	n/a

One Time Costs:
Merger-Related Costs	25.6	19.8	29	19.8	29
Integration Costs	11.8	3.4	247	3.4	247
IPO-Related Compensation Expense	15.0	—	100	—	100
Backlog Amortization	10.2	31.0	-67	31.0	-67

Operating Income, excluding One Time Costs	123.4	60.9	103	49.2	151

(1).                               Includes reported results of  Insignia’s commercial operations which were purchased on 7/23/03.

(2).                               Includes reported results of  Insignia’s commercial operations prior to the acquisition on 7/23/03.  The financial information including Insignia is presented for informational purposes only and does not purport to represent what CB Richard Ellis’ results of operations or financial position would have been had the Insignia acquisition in fact occurred prior to the first seven months of 2003.

Q3 2004 Earnings Per Share Dynamics

Excluding One Time Costs related to Merger and IPO(1)

[CHART]

(1). All EPS information is based upon diluted shares.

Q3 2004 Financial Margins

[CHART]

Operating Income Margin %
2003 Incl. Insignia	4.9
2003	6.7
2004	9.4

Significant margin improvement due to:

•                  Revenue growth

•                  Fixed cost leverage

•                  Productivity improvements

•                  Realization of synergies from Insignia transaction

Notes:

Operating income margins exclude merger-related costs and integration expenses.

The financial information including Insignia is presented for informational purposes only and does not purport to represent what CB Richard Ellis’ results of operations or financial position would have been had the Insignia acquisition in fact occurred prior to 2003.

Consolidated Balance Sheets

CB RICHARD ELLIS GROUP, INC.

CONSOLIDATED BALANCE SHEETS

($ in millions)

(Unaudited)

	September 30, 2004	December 31, 2003	YTD Variance

Assets:
Cash and cash equivalents	147.9	163.9	(16.0)

Restricted cash	10.6	14.9	(4.3)

Warehouse receivable (1)	111.8	230.8	(119.0)

Other current assets	405.0	429.4	(24.4)

Property and equipment, net	128.1	113.6	14.5

Goodwill and other intangible assets, net	948.0	951.3	(3.3)

Deferred compensation assets	79.5	76.4	3.1

Other assets, net	176.4	233.2	(56.8)

Total assets	2,007.3	2,213.5	(206.2)

(1). Represents Freddie MAC loan receivables which are offset by the related non-recourse warehouse line of credit liability.

	September 30, 2004	December 31, 2003	YTD Variance

Liabilities:
Current liabilities, excluding debt	483.4	552.0	(68.6)

Warehouse line of credit (1)	111.8	230.8	(119.0)

Senior secured term loan tranche B	280.0	297.5	(17.5)

11 1/4% senior subordinated notes	205.0	226.2	(21.2)

9 3/4% senior notes	130.0	200.0	(70.0)

16% senior notes	0.0	35.5	(35.5)

Other debt (2)	28.5	82.9	(54.4)

Deferred compensation liability	146.7	138.0	8.7

Other long-term liabilities	137.0	111.0	26.0

Total liabilities	1,522.4	1,873.9	(351.5)

Minority interest	6.7	6.7	0.0

Stockholders’ Equity	478.2	332.9	145.3

Total liabilities and stockholders’ equity	2,007.3	2,213.5	(206.1)

(1).                               Represents the non-recourse warehouse line of credit which supports the Freddie MAC loan receivables.

(2).                               Includes non-recourse debt relating to a building investment in Japan of $43.7 million at December 31, 2003.

Capitalization

	As of
($ in millions)	9/30/2004	12/31/2003
Cash	147.9	163.9

Revolver	0.0	0.0
Term B Loan	280.0	297.5
Other Debt (1)	28.5	39.2
9 3/4% Senior Notes	130.0	200.0
11 1/4% Senior Subordinated Notes	205.0	226.2
Total CB Richard Ellis Services Debt	643.5	762.9

Mezzanine Notes	0.0	35.5
Total Debt	643.5	798.4

Shareholders’ Equity	478.2	332.9

Total Capitalization	1,121.7	1,131.3

(1).                               Excludes $111.8 million and $230.8 million of warehouse facility at September 30, 2004 and December 31, 2003, respectively. Also excludes non-recourse debt relating to a building investment in Japan of $43.7 million at December 31, 2003.

Q3 2004 Revenue Breakdown

[CHART]

		Quarter ended September 30,			Year-to-date September 30,
			2003			2003
				Incl.			Incl.
(In $ millions)		2004	Reported(1)	Insignia(2)	2004	Reported(1)	Insignia(2)
•	Investment Sales	203.7	134.2	142.7	523.9	338.3	395.4
•	Leasing	236.0	175.4	192.8	658.5	392.5	591.4
•	Property and Facilities Management	45.5	38.1	42.0	133.2	97.5	130.0
•	Appraisal and Valuation	35.3	26.7	29.1	106.0	70.4	88.9
•	Commercial Mortgage Brokerage	29.9	23.8	23.8	72.4	52.5	52.4
•	Investment Management	15.9	18.2	19.0	52.4	42.1	45.2
•	Other	8.7	7.0	12.6	20.5	15.5	24.3
		575.0	423.4	462.0	1,566.9	1,008.8	1,327.6

(1).                               Includes reported results of Insignia’s commercial operations which were purchased on 7/23/03.

(2).                               Includes reported results of Insignia’s commercial operations prior to the acquisition on 7/23/03.  The financial information including Insignia is presented for informational purposes only and does not purport to represent what CB Richard Ellis’ results of operations or financial position would have been had the Insignia acquisition in fact occurred prior to 7/23/2003.

Q3 2004 Segment Performance

	Revenue			Adjusted Operating Income(2)
(In $ millions)	2004	2003(1)	% Chg.	2004	2003(1)	% Chg.

Americas	425	340	25%	45	15	189%

EMEA	110	92	19%	6	4	25%

Asia Pacific	40	30	35%	4	3	45%

(1).                               Includes reported results of Insignia’s commercial operations prior to the acquisition on 7/23/03.  The financial information including Insignia is presented for informational purposes only and does not purport to represent what CB Richard Ellis’ results of operations or financial position would have been had the Insignia acquisition in fact occurred prior to 7/23/2003.

(2).                               Adjusted operating income excludes one time items including the amortization expense relating to the net revenue backlog acquired in the Insignia acquisition, merger-related and integration charges related to the Insignia acquisition.

CBRE Recent Wins

Americas

•                  Silverstein Properties - Appointed as exclusive leasing agent for the first office tower at 7 World Trade Center

•                  Kodak – Renewed 37 million square feet of space in the U.S., Canada and Latin America

EMEA

•                  City of London – Completed the sale of Mondial House and Bankside, and the purchase of Thames Court, with an aggregate value in excess of $900 million

Asia Pacific

•                  Azia Center – Appointed as exclusive leasing and marketing agent in Shanghai’s Pudong district

•                  MCL Land – Completed the largest office building sale in Singapore since 2003

2004 Company Trends

Favorable Trends

•                  Rise in interest rates has been modest and borrowing costs remain near historic lows

•                  Higher allocations of capital to real estate as an investment class

•                  A steady recovery of leasing markets and a robust investment market in the U.S.

•                  U.S. sales revenue and transaction volume have surpassed third quarter 2003 by 43% and 25%, respectively(1)

•                  Signs of recovery in European economies and leasing markets are now firmly under way

•                  Europe sales and leasing revenues are 30% higher than prior year same quarter(1)

•                  Continued management focus on operational efficiency

•                  Continued to hold a strong market position and achieve market share gains

•                  According to Real Capital Analytics, CBRE accounted for 15.4% of all investment sales for the first nine months of 2004 – well above the 8.9% market share for the nearest competitor

(1).                               Includes reported results of Insignia’s commercial operations prior to the acquisition on 7/23/03.  The financial information including Insignia is presented for informational purposes only and does not purport to represent what CB Richard Ellis’ results of operations or financial position would have been had the Insignia acquisition in fact occurred prior to 7/23/2003.

2004 Guidance

•                                          Full year revenue of $2.2 billion

•                                          Narrowed EPS range to $1.50 to $1.55

[CHART]

2004 Forecast Internal Cash Flow

•                  Low capital intensity

•                  2004 capital expenditures include $12.0 million related to the integration of Insignia

•                  Strong cash flow generation supports debt reduction

•                  Other uses of cash flow:

•                  Co-investment activities

•                  Potential in-fill acquisitions

2004 Forecast Results

[CHART]

(a) Reconciliation of forecast net income to net income, as adjusted provided on page 20.

Summary

•                  Solid Third Quarter Performance

•                  Strong revenue, EBITDA, net income and earnings per share performance

•                  Macro Trends

•                  Job growth and economic expansion

•                  Robust investment property sales market and higher capital allocations to real estate

•                  Steady improvement of the global leasing market

Appendix

Reconciliation of Forecast Net Income to Net Income, As Adjusted

2004 Forecast Results

[CHART]

(a)          Intangible asset amortization expense related to Insignia net revenue backlog

(b)         Insignia merger and integration related costs

(c)          One-time IPO related compensation expense

(d)         Costs of extinguishment of debt related to the IPO

Q3 Consolidated Net Income to EBITDA reconciliation

	September 30,
(In 000s)	2004	2003
Net income (loss)	$11,895	$(28,445)
Add:
Depreciation and amortization	12,340	41,071
Interest expense	14,919	21,000
Loss on extinguishment of debt	17,066	6,840
Provision (benefit) for income taxes	6,300	(18,380)
Less:
Interest income	672	1,373
EBITDA	$61,848	$20,713

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